UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): October 19, 2006

                                TIME WARNER INC.

             (Exact Name of Registrant as Specified in its Charter)


Delaware                             1-15062                          13-4099534
--------                             -------                          ----------
(State or Other Jurisdiction     (Commission File Number)          (IRS Employer
of Incorporation)                                            Identification No.)

                One Time Warner Center, New York, New York 10019
                ------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                  212-484-8000
                                  ------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

On October 19, 2006, Time Warner Cable Inc. ("TWC"), a subsidiary of Time Warner Inc. (the "Company" or "Time Warner"), announced that its subsidiary, Time Warner Entertainment Company, L.P. ("TWE"), commenced a consent solicitation to amend certain provisions of the Indenture, dated as of April 30, 1992, among TWE, TWC, TW NY Cable Holding Inc., certain other subsidiaries of the Company and The Bank of New York, as Trustee (as amended, the "TWE Indenture"). A total of $3.2 billion aggregate principal amount of debt securities are currently outstanding under the TWE Indenture (collectively, the "TWE Bonds").

The proposed amendments to the TWE Indenture, if adopted, will simplify the guaranty structure of the TWE Bonds and amend the reporting obligations under the TWE Indenture by (i) amending the existing guaranty of the TWE Bonds provided by TWC to provide a direct guaranty of the TWE Bonds by TWC, rather than a guaranty of the TW Partner Guaranties (as defined below), (ii) terminating the existing guaranties (the "TW Partner Guaranties") currently provided by American Television and Communications Corporation ("ATC") and Warner Communications Inc. ("WCI"), which entities are subsidiaries of Time Warner that no longer own any direct equity interest in TWE, and (iii) amending TWE's reporting obligations under the TWE Indenture to allow TWE to provide holders of the TWE Bonds with quarterly and annual reports that TWC (or any other ultimate parent guarantor, as described in the Consent Solicitation Statement for the consent solicitation) would be required to file with the Securities and Exchange Commission (the "Commission") pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), if it were required to file such reports with the Commission in respect of the TWE Bonds pursuant to such section of the Securities Exchange Act, except that financial information for persons other than such reporting person, exhibits and officers' certifications may be omitted where such items are not actually required by law. If the proposed amendments to the TWE Indenture are adopted, the Company expects TWC to implement the same guaranty structure with respect to its commercial paper program and that the existing guaranties provided by ATC and WCI under TWC's revolving and term loan credit facilities will automatically terminate in accordance with the terms of such credit facilities, in each case, following the effectiveness of the amendments to the TWE Indenture.

A copy of the press release issued by TWC announcing the commencement of the consent solicitation is filed as Exhibit 99.1 to this report and incorporated herein by reference.

The information included in this report, including the press release attached as
Exhibit 99.1, is provided to satisfy the public disclosure requirements of Regulation FD. This information is being "furnished" to the Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.


Item 9.01 Financial Statements and Exhibits.

Exhibit         Description
-------         -----------


99.1            Press Release, dated October 19, 2006, issued by Time Warner
                Cable Inc.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  TIME WARNER INC.



                                                  By:      /s/ James W. Barge
                                                           ---------------------
                                                  Name:    James W. Barge
                                                  Title:   Senior Vice President
                                                           and Controller


Date:  October 19, 2006

                                  EXHIBIT LIST


Exhibit         Description
-------         -----------

99.1            Press Release, dated October 19, 2006, issued by Time Warner
                Cable Inc.